THE GREATER CHINA
FUND, INC


ANNUAL REPORT
DECEMBER 31, 2002


[GRAPHIC]

Table of Contents

The Fund's Management                                           2

Letter to Shareholders                                          3

Report of the Investment Manager                                4

Portfolio of Investments                                        8

Statement of Assets and Liabilities                            12

Statement of Operations                                        13

Statement of Changes in Net Assets                             14

Notes to Financial Statements                                  15

Financial Highlights                                           22

Report of Independent Auditors                                 24

Supplemental Information                                       25

Dividend Reinvestment Plan                                     28


This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.
c/o UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114
www.greaterchinafund.com
For information call (212) 882-5124

Additional information (including updated net asset value and market price) may be obtained on the Fund's internet site.

The Fund's Management

Directors
Richard B. Bradley, Chairman
Edward Y. Baker
John A. Bult
Richard Graham
John A. Hawkins
Hugh G. Lynch
Jonathan J.K.Taylor
Tak Lung Tsim

Executive Officers
Ronald G.M. Watt, President
Sam Lau, Vice President
Kevin J. Mahoney, Vice President
Paul H. Schubert, Treasurer & Secretary

Investment Manager
Baring Asset Management (Asia) Ltd.
19th Floor
Edinburgh Tower
15 Queen's Road Central
Hong Kong

Administrator
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
PFPC Inc.
P.O. Box 43027
Providence, Rhode Island 02940-3027

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, New York 10036

Legal Counsel
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036

Letter to Shareholders
February 14, 2003

Dear Shareholder,

2002 was the third year running that equity investors saw global markets fall - the longest bear market since the early 1970's. Against this background investors in The Greater China Fund saw the net asset value of their holdings decline by 5% in the calendar year 2002. Although it is always disappointing to see negative absolute returns, this result compares favourably, for example, with index returns for US equities: the S&P 500 fell over 22%.

China has continued to be a redoubt of economic growth in uncertain times. Your board was impressed during its annual visit to China last Spring by the continued improvement in infrastructure and business environment in the cities. While earnings growth in listed companies remains erratic, there is much evidence that domestic consumption has become an important driver both for China and for regional growth in Asia. Your portfolio's investments reflected this theme and I have confidence that rising consumption, especially in the southern and eastern cities, should continue to boost economic growth during 2003 - in sharp contrast to the developed markets.

There were two particular developments in 2002 worth highlighting. Firstly there was the successful handover of power from Party General Secretary Jiang Zemin to Hu Jintao. This ensures continuity of policy and, above all, of economic progress as the main plank of government legitimacy. Secondly, amid other signs of financial management reform, the government has decided to open (under a clone of the Taiwanese Qualified Foreign Institutional Investor or QFII system) its hitherto exclusively domestic `A' share market to foreigners. While this may not lead to dramatic new stock picking opportunities in the short term, I believe this is part of a commitment to opening up her financial markets which will increase China's medium-term attractiveness to portfolio investors (and will lead to increased market weighting of China in international indices).

Lastly your board has been discussing with our investment manager, Baring Asset Management, ways of increasing the absolute return focus of the Fund, within the constraints of the 1940's Act. Our main focus remains to deliver long-term capital growth, although achieving this in the face of an economic downturn in the United States and geo-political uncertainty is not easy. Nonetheless Asia today and especially China looks to have more growth, less debt, relative political stability and greater potential earnings growth than the world's developed markets. Much of this is due to China's continuing advances, and I am confident that The Greater China Fund will be able to take advantage of these opportunities once markets have recovered their confidence.

I look forward to seeing shareholders at this year's Annual General Meeting on May 13th in New York.

Sincerely,

Richard B. Bradley
Chairman

Report of the Investment Manager

Overview

The equity markets of "Greater China" suffered from a sluggish global equity environment in 2002. Concerns over global economic slowdown, corporate accounting and transparency issues and geo-political factors led investors to become risk averse and they sought low risk strategies. Chinese equities were de-rated despite a healthy economy and solid corporate earnings growth. The Fund's benchmark index, MSCI Zhong Hua Index fell by 16.7% for the year.

There was a significant difference in sentiment towards Chinese equities between domestic and foreign investors. Chinese domestic investors were concerned about the government's policy towards the equity markets and unloaded their holdings throughout the year. As a result, the `A' and `B' shares lost more than 30% of their value during 2002. On the other hand, sentiment among foreign investors towards China gradually turned bullish, given the steady growth of the Chinese economy and the undemanding valuation of `H' shares. The `H' shares ended the year 13% up.

The Fund outperformed its benchmark during the period. Holdings in `H' shares contributed positively. Exposure to consumption plays in China such as Denway Motors and Texwinca added value. Also worth noting was the strong performance of small and medium size companies in the year, as investors searched for unrecognized growth. A number of the Fund's holdings, such as Kingboard Chemical and Texwinca, saw significant appreciation in share price and contributed positively to performance.

The table below portrays the net asset value performance of the Fund compared with the benchmark:*

                                    2002         2001       2000         1999
The Greater China Fund, Inc.        -5.0%        -2.4%      -5.5%       +36.1%
Benchmark                          -16.7%       -20.2%     -13.4%       +13.3%

Source: BAM

*Benchmark of the fund - MSCI China Free Index before June 2000; MSCI Zhong Hua Index after June 2000.

Performance of Net Asset Value Per Share

1st Qtr 2002         8.5
2nd Qtr 2002         0.4
3rd Qtr 2002        14.94
4th Qtr 2002         2.87
Year 2002           -5

Asset Allocation

In terms of asset allocation by markets, the weighting in Hong Kong companies was increased from 39% to 47%. This was mainly the result of appreciation in share price of small and medium size manufacturing companies held by the Fund and an increase in China plays in Hong Kong. Weightings in red-chips, `H' and `B' shares were reduced through profit taking in a number of conglomerates and commodity stocks.

In terms of sector allocation, exposure in utilities was reduced through the reduction of Chinese power companies because of concern over the impact of power sector reform. Weightings in Hong Kong manufacturers were raised. These companies all have production facilities located in China and are among the lowest cost producers in their industry. They are expected to benefit from the ongoing outsourcing trend in the US and Europe.

ASSET ALLOCATION                 DECEMBER 31, 2002          DECEMBER 31, 2001
Hong Kong (Others)                      47%                        39%
Red Chips                               23%                        29%
China `H' and `B' Shares                24%                        26%
Taiwan                                  4%                         5%
Cash                                    2%                         1%

Review and Outlook

2002 finished badly for equities in general. The markets of Greater China were not immune to the equity sell-off led by Wall Street. Looking into 2003, external factors are still playing a key role. The dependence of global economies and markets on the US consumer and the valuation yardstick of the US equity market are likely to continue to cause bouts of nervousness and volatility during 2003. The prospect of military conflict in Iraq, political tension in North Korea and talk of deflation could continue to hold back investors in equity markets. This means that equity volatility is likely to remain high.

The consensus view towards China has turned bullish and there are good reasons for that. The growth of the economy is expected to remain steady at 7%, making China one of the world's fastest growing economies. While export growth has consistently surprised on the upside, domestic consumption has also been buoyant, as evidenced by the 50% rise in car sales. High domestic savings ratios together with a large inflow of foreign direct investment ensure an abundant supply of capital in the economy. All these factors suggest a robust outlook for both the Chinese economy and corporate earnings growth. Nevertheless, given the high expectations of the market, there is also room for negative surprises. Our main concerns include property overheating in major cities and potential fiscal tightening in the light of mounting deficits. We would therefore caution being overly optimistic and may prepare to take profit from domestic consumption holdings.

Over the past decade, China has been consistently gaining export market share and 2002 saw the pace accelerating. Lack of pricing power and slower growth in developed economies has forced more and more companies there to outsource their production to China. Gains in productivity through economies of scale further reinforce China's competitiveness. As a result, a number of manufacturing companies in Hong Kong and Taiwan are seeing strong growth in export sales and profits. We believe this trend is going to be sustained and outsourcing plays will remain one of the key investment themes of the portfolio.

Valuations of Greater China equities remain undemanding. There is a good case to be made for a positive re-rating once global equity investors' risk aversion abates. The markets are trading at the low end of the historic range in terms of Price to Earnings multiples and at the same time offering a relatively higher yield of around 3.5%. This leads us to believe that a lot of negative risks are already reflected in the share price.

As one of several key steps to open up the capital market, the Chinese government has introduced the system of Qualified Foreign Institutional Investors (QFII) to allow foreign participation in domestic `A' share markets in China. This has potential for a major expansion in the investment universe of the Fund. We will watch developments closely and study the options that are available for the Fund to participate.

The changeover of leadership in China took place largely as expected. While there will be further changes in the key positions of the government during the National People's Congress in March, a collective leadership comprised mainly of technocrats is firmly in place. This is positive in ensuring continuity and stability of economic policies and hence the impact on financial markets is expected to be insignificant.

Baring Asset Management (Asia) Limited
Hong Kong
January 29, 2003

Portfolio of Investments
December 31, 2002

 SHARES      DESCRIPTION                                             VALUE
                                                                    (NOTE1)
             EQUITIES - 99.0%
             CHINA - 26.1%
             Building Materials - 1.8%
 6,882,000   Anhui Conch Cement                                   $  2,316,488
                                                                  ------------
             Energy - 2.3%
14,500,000   PetroChina Co. Ltd.                                     2,881,946
                                                                  ------------
             Machinery & Engineering - 1.4%
 2,030,700   Shanghai Zhenhua Port Machinery "B"                     1,722,034
                                                                  ------------
             Pharmaceutical- 1.0%
 1,157,000   Tong Ren Tang Technologies Co. Ltd.                     1,231,396
                                                                  ------------
             Petrochemical - 9.0%
 5,476,000   China Oilfield Services*                                1,334,146
24,700,000   China Petroleum & Chemical "H"                          4,149,105
20,918,000   Sinopec Yizheng Chemical Fibre Co. Ltd.                 2,735,939
12,404,000   Sinopec Zhenhai Refining & Co.                          3,117,482
                                                                  ------------
                                                                    11,336,672
                                                                  ------------
             Transportation - 4.4%
 6,816,000   China Eastern Airlines+                                   839,048
 2,000,000   Cosco Pacific Ltd.                                      1,641,331
 2,113,160   Dazhong Transportation Group "B"                        1,496,117
 2,380,000   Travelsky Technology Ltd.                               1,647,999
                                                                  ------------
                                                                     5,624,495
                                                                  ------------
             Utilities - 2.1%
 8,238,000   Beijing Datang Power Co. "H"+                           2,667,284
                                                                  ------------
             Miscellaneous - 4.1%
16,656,000   Jiangxi Copper Co.                                      2,071,708
 7,960,000   Yanzhou Coal Mining Co. "H"                             3,164,178
                                                                  ------------
                                                                     5,235,886
                                                                  ------------
                         Total China                                33,016,201
                                                                  ------------
             HONG KONG - 68.9%
             Automobiles - 3.2%
 7,500,000   Brilliance China Auto Holdings Ltd.                  $  1,365,638
 7,992,000   Denway Motors Ltd.                                      2,715,736
                                                                  ------------
                                                                     4,081,374
                                                                  ------------

 SHARES      DESCRIPTION                                             VALUE
                                                                    (NOTE1)
             Conglomerates - 8.4%
 2,500,000   China Resources Enterprise                           $  2,211,950
 1,057,000   Citic Pacific Ltd.+                                     1,944,971
 1,026,400   Hutchison Whampoa                                       6,422,773
                                                                  ------------
                                                                    10,579,694
                                                                  ------------
             Consumption - 5.0%
 3,600,000   Cafe de Coral Holdings                                  2,423,527
 2,278,000   Convenience Retail Asia Ltd.*                             569,606
   544,000   Esprit Holdings Ltd.                                      913,811
 6,220,000   Giordano International Ltd.                             2,432,632
                                                                  ------------
                                                                     6,339,576
                                                                  ------------
             Electrical & Electronics - 12.8%
 1,696,000   Archontech Corp.                                           45,018
 3,080,000   Johnson Electric Holdings                               3,396,529
 5,342,000   Kingboard Chemical Holdings Ltd.*                       3,904,495
10,524,000   Legend Holdings Ltd.+                                   3,474,915
 8,860,000   NGAI Lik Industrial Holdings                            2,249,495
 9,520,000   Topsearch International Holdings Ltd.*                  1,098,666
 4,250,000   TPV Technology Ltd.+                                    1,348,808
 1,000,000   Vtech Holdings Ltd.                                       743,728
                                                                  ------------
                                                                    16,261,654
                                                                  ------------
             Energy - 0.8%
   742,000   CNOOC Ltd.                                                970,488
                                                                  ------------
             Financials - 11.2%
 1,222,400   Bank of East Asia                                       2,092,574
 5,599,998   Citic Ka Wah Bank Ltd.                                  1,615,684
   390,000   Guoco Group                                             2,285,425
 1,100,000   JCG Holdings Ltd.                                         539,523
 2,058,000   Hong Kong Exchanges & Clearing                          2,586,173
 4,988,000   Industrial & Commercial Bank of China (Asia) Ltd.       3,901,597
   332,200   Wing Lung Bank                                          1,224,683
                                                                  ------------
                                                                    14,245,659
                                                                  ------------
             Infrastructure - 2.0%
 1,500,000   Cheung Kong Infrastructure                              2,567,785
                                                                  ------------

 SHARES      DESCRIPTION                                             VALUE
                                                                    (NOTE1)
             Media - 2.3%
   668,000   Television Broadcasting Ltd.                         $  2,107,161
 5,260,000   Roadshow Holdings Ltd.                                    829,616
                                                                  ------------
                                                                     2,936,777
                                                                  ------------
             Real Estate Development - 1.6%
   303,000   Cheung Kong Holdings                                    1,971,809
                                                                  ------------
             Telecommunications - 10.4%
 4,121,000   China Mobile Ltd.*                                      9,828,827
 2,973,000   Smartone Telecommunications+                            3,316,655
                                                                  ------------
                                                                    13,145,482
                                                                  ------------
             Transportation - 1.6%
   450,000   Kowloon Motor Bus Holdings                              1,984,984
                                                                  ------------
             Utilities - 2.2%
 2,200,000   Hong Kong & China Gas                                   2,835,142
                                                                  ------------
             Miscellaneous - 7.4%
 6,704,000   China Merchants Holdings International+                 4,685,076
14,000,000   Guangdong Investment Ltd.*                              1,741,349
 3,076,000   Li & Fung Ltd.                                          2,918,799
                                                                  ------------
                                                                     9,345,224
                                                                  ------------
             Total Hong Kong                                        87,265,648
                                                                  ------------
             TAIWAN - 4.0%
             Electrical & Electronics - 4.0%
 1,035,600   Compal Electronics Inc.                                 1,075,948
   678,500   Delta Electronic Industrial Co.                           795,010
   921,702   Hon Hai Precision Industry                              3,192,042
                                                                  ------------
                                                                     5,063,000
                                                                  ------------
             Total Equities

                                    (cost $140,616,433)            125,344,849
                                                                  ------------
  Warrants   WARRANTS - 0.0%
   534,200   Kingboard Chemical Holdings Ltd.*
             expiring 12/31/03 (cost $0)                                47,950
                                                                  ------------

 SHARES      DESCRIPTION                                             VALUE
 (000)                                                              (NOTE1)

             MONEY MARKET FUNDS@ - 11.7%
             INVESTMENTS OF SECURITIES
             LENDING COLLATERAL
        77   AIM Liquid Assets Portfolio (1.320%, 01/02/03)#      $     77,428
         1   AIM Prime Portfolio (1.260%, 01/02/03)#                       794
     6,452   Scudder Money Market Fund (1.321%, 01/02/03)#           6,451,916
     8,349   UBS Private Money Market Fund LLC                       8,348,712
             (1.460%, 01/02/03)#
                                                                  ------------
                                            (cost $14,878,850)      14,878,850
                                                                  ------------
PRINCIPAL AMOUNT
     (000)
             TIME DEPOSIT - 0.2%
      $191   Brown Brothers Harriman & Co.,
             Grand Cayman, 0.25%**, 01/02/03                           191,000
                                                                  ------------
                                               (cost $191,000)


             Total Investments - 110.9%                            140,462,649
                    (cost $155,686,283)
             Liabilities in excess of other assets - (10.9)%       (13,822,383)
                                                                  ------------
             Net Assets - 100%                                    $126,640,266
                                                                  ============

*    Non-income producing security.

+    Security, or a portion thereof, was on loan at December 31, 2002.

** Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours notice. The rate shown is the rate in effect on December 31, 2002.

@    Securities purchased with cash proceeds from securities loaned.

#    Latest rates shown reflect yield at December 31, 2002.

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2002

Assets
Investments, at value (cost $155,686,283)*                         $ 140,462,649
Cash (including foreign currency with
a cost of $1,643,426 and a value of $1,641,416)                        1,652,291
Dividends & interest receivable                                          108,080
Receivable for foreign currency sold                                      15,465
                                                                   -------------
Total assets                                                         142,238,485
                                                                   -------------
Liabilities
Collateral for securities on loan                                     14,878,850
Investment management fees payable                                       138,718
Payable for investments purchased                                         80,616
Administration fees payable                                               23,469
Accrued expenses                                                         476,566
                                                                   -------------
Total liabilities                                                     15,598,219
                                                                   -------------
Net Assets                                                         $ 126,640,266
                                                                   =============
Composition of Net Assets
Common stock, $0.001 par value;
12,593,049 shares issued and outstanding
(100,000,000 shares authorized)                                    $      12,593
Paid-in-capital in excess of par                                     168,504,749
Undistributed net investment income                                    1,129,021
Accumulated net realized loss on investments                        (27,780,460)
Net unrealized depreciation of investments
and other assets and liabilities
denominated in foreign currencies                                   (15,225,637)
                                                                   -------------
Net Assets                                                         $ 126,640,266
                                                                   =============
Shares Outstanding                                                    12,593,049
                                                                   -------------

Net Asset Value Per Share                                          $       10.06
                                                                   =============

/_/    Includes $13,473,200 of investments in securities on loan, at value.

See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2002

Investment Income
Dividends (net of foreign withholding taxes of $14,253)            $3,969,117
Interest                                                              162,875
                                                                   ----------
     Total investment income                                        4,131,992
                                                                   ----------
Expenses
Investment management fees                                          1,717,336
Custodian and accounting fees                                         373,242
Administration fees                                                   289,824
Directors' fees and expenses                                          271,313
Legal fees                                                            131,468
Shareholder reports                                                    95,654
Audit fees                                                             36,355
New York Stock Exchange listing fee                                    33,341
Transfer agent fees and expenses                                        5,685
Miscellaneous expenses                                                 28,316
                                                                   ----------
Total expenses                                                      2,982,534
                                                                   ----------
Net investment income                                               1,149,458
                                                                   ----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions
Net realized gain (loss) on:
     Investments                                                    8,263,172
     Foreign currency transactions                                    (7,628)
                                                                   ----------
                                                                    8,255,544
                                                                   ----------
Net change in unrealized appreciation/depreciation
of investments and other assets and liabilities
denominated in foreign currencies                                 (15,662,512)
                                                                  -----------
Net realized and unrealized loss on investments
and foreign currency transactions                                  (7,406,968)
                                                                  -----------
Net Decrease in Net Assets
from Investment Operations                                        $(6,257,510)
                                                                  ===========

See Notes to Financial Statements.

Statement of Changes in Net Assets

                                                   FOR THE YEAR              FOR THE YEAR
                                                       ENDED                     ENDED
                                                 DECEMBER 31, 2002         DECEMBER 31, 2001
                                                 -----------------         -----------------
Income (Loss) from Investment
Operations
Net investment income                                $1,149,458                  $512,461
Net realized gain on investments
and foreign currency transactions                     8,255,544                 7,969,669
Net change in unrealized
appreciation/depreciation of
investments and other assets and
liabilities denominated in
foreign currencies                                  (15,662,512)              (10,916,643)
                                                   ------------              ------------
Total loss from
investment operations                                (6,257,510)               (2,434,513)
                                                   ------------              ------------
Dividends to Shareholders
From net investment income                             (507,957)                 (721,582)
                                                   ------------              ------------
Net decrease in net assets from
investment operations                                (6,765,467)               (3,156,095)
Net Assets
Beginning of year                                   133,405,733               136,561,828
                                                   ------------              ------------
End of year (including undistributed
net investment income of $1,129,021
and $495,148, respectively)                        $126,640,266              $133,405,733
                                                   ============              ============

See Notes to Financial Statements.

Notes to Financial Statements

Note 1. Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the "Fund") was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies which derive or are expected to derive a significant portion of their revenues from goods produced or sold, investments made or services performed in China. Investment operations commenced on July 23, 1992.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund's Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date (the date on which the buy or sell order is executed). Realized gains and losses on investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized gain or loss on investments.

Net foreign currency gain or loss from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation or depreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain or loss is treated as ordinary income for income tax reporting purposes.

Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified institutions. When the Fund lends its securities, it continues to earn dividends and other income on such securities. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash or liquid securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund's lending agent is UBS PaineWebber Inc. ("UBS PaineWebber"), a wholly-owned indirect subsidiary of UBS AG. UBS PaineWebber is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents' fees paid by the borrowers. For the year ended December 31, 2002, net earnings to the Fund from securities lending was $142,201, after deducting the borrowers' rebate of $94,117 and UBS PaineWebber fees of $76,565, of which $4,099 was payable to UBS PaineWebber at December 31, 2002. The market value of the securities on loan and the cash collateral received with respect to such loans at December 31, 2002 was $13,473,200 and $14,878,850, respectively.

Dividends and Distributions

Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax Status

China

Presently, as a result of a ruling issued in July 1993 (the "July Ruling"), The People's Republic of China ("PRC") State Administration of Taxation determined that dividends paid on B shares and dividends received from a PRC company, the shares of which are listed on non-PRC securities exchanges, including dividends paid with respect to H shares, will not for the time being be subject to PRC withholding tax. However, there is no assurance that the July Ruling will remain in effect for the entire period that such shares are held by the Fund, as it is a temporary provision. Based on the

July Ruling, capital gains from the sale of B shares and shares of a PRC company listed on a non-PRC securities exchange, including H shares, will not for the time being be subject to 20% withholding tax.

Capital gains with respect to debt securities of PRC companies are not covered by the July Ruling and may be subject to 10% withholding tax. The withholding tax on capital gains on debt securities was reduced from 20% to 10%, via a circular issued by the Chinese State Council on November 18, 2000. This circular is a temporary provision and does not specify the expiration date.

In the future, were the above provisions to be reversed, dividends received and capital gains derived with respect to investments in securities of PRC companies would be subject to withholding tax at a maximum rate of 20%, however lower treaty rates may apply.

Hong Kong

Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person with respect to investments in Hong Kong securities. However, income received and gains realized by any person in the course of a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit from such a trade, profession or business, its profit from the trading of securities (including interest, dividends and capital gains) would be subject to profits tax, which is currently a flat rate of 16% for corporations.

Other Foreign Countries

The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the other foreign countries in which it invests.

Note 2. Investment Management and Administration Agreements

The Fund has an investment management agreement ("Investment Management Agreement") with Baring Asset Management (Asia) Limited (the "Investment Manager"), an indirect wholly-owned subsidiary group of ING Group N.V. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund's investments in accordance with the Fund's investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment Manager receives a monthly fee, computed weekly, at an annual rate of 1.25% of the Fund's average weekly net assets.

UBS Global Asset Management (US) Inc. (the "Administrator"), an indirect wholly-owned asset management subsidiary of UBS AG, has an administration agreement ("Administration Agreement") with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.22% of the Fund's average weekly net assets up to $75 million and 0.20% of such net assets in excess of $75 million, subject to a minimum annual fee of $150,000.

Note 3. Transactions with Affiliates

The Investment Manager, out of its own assets, pays UBS Warburg LLC ("UBS Warburg"), an indirect wholly-owned subsidiary of UBS AG, a quarterly fee at an annual rate of 0.10% of the Fund's average weekly net assets in consideration for certain consulting and shareholder support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the year ended December 31, 2002, $138,011 was paid or accrued by the Investment Manager, not the Fund, to UBS Warburg for such services. In addition during the year ended December 31, 2002, the Fund paid $32,827 in brokerage commissions to UBS Warburg HK, Ltd. for transactions executed on behalf of the Fund.

Certain employees of the Administrator serve as officers of the Fund and an employee of UBS PaineWebber serves as a director of the Fund.

Note 4. Portfolio Transactions

For the year ended December 31, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $51,204,017 and $50,065,367, respectively.

Note 5. Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. There were no transactions in shares of common stock during the years ended December 31, 2002 and 2001.

Note 6. Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

Note 7. Distribution to Shareholders and Tax Basis

The Fund generally intends to distribute all or substantially all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for U.S. federal income tax is required. The Fund's Board of Directors, under certain circumstances, may determine to retain a portion of the Fund's taxable income, if such retention is in the best interest of the Fund and its shareholders.

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2002 was $156,184,957. Accordingly, net unrealized depreciation of $(15,223,634) was composed of gross appreciation of $10,052,523 for those securities having an excess of value over cost and gross depreciation of $25,276,157 for those securities having an excess of cost over value.

The tax character of distributions paid during the fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                              2002             2001
                                            --------         --------
Distributions paid from ordinary income     $507,957         $721,582
                                            --------         --------
Total distributions paid                    $507,957         $721,582
                                            ========         ========

As of December 31, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income      $  1,130,136
                                   ------------
Accumulated earnings                  1,130,136
Accumulated capital
and other losses                    (27,781,575)
Unrealized appreciation             (15,225,637)
                                   ------------
Total accumulated deficit          $(41,877,076)
                                   ============

On December 31, 2002, the Fund had a net capital loss carryforward of approximately $27,780,460, of which $2,949,265 will expire on December 31, 2006, $16,280,648 will expire on December 31, 2007, and $8,550,547 will expire on December 31, 2008. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2002, the Fund deferred to January 1, 2003, post October currency losses of $1,115.

To reflect reclassifications arising from permanent "book/tax" diffferences for the year ended December 31, 2002, the Fund's undistributed net investment income was decreased by $7,628 and accumulated net realized losses were increased by $7,628.

Financial Highlights


Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                                  FOR THE YEARS ENDED
                                                                                      DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                         2002             2001            2000          1999          1998
                                                       --------          -------         -------       -------       -------

Net asset value, beginning of year                     $  10.59         $  10.84        $  11.47      $   8.43      $  13.46
                                                       --------          -------         -------       -------       -------
Income (Loss) From Investment Operations
Net investment income (loss)                               0.09             0.04            0.06          0.03         (0.01)
Net realized and unrealized gain (loss) on
investments and foreign currency transactions             (0.58)           (0.23)          (0.66)         3.01         (4.10)
                                                       --------          -------         -------       -------       -------
Total from investment operations                          (0.49)           (0.19)          (0.60)         3.04         (4.11)
                                                       --------          -------         -------       -------       -------
Dividends and Distributions to Shareholders
From net investment income                                (0.04)           (0.06)          (0.03)        --            --
From net realized gain on investments                     --               --              --            --            (0.92)
                                                       --------          -------         -------       -------       -------
Total dividends and distributions to shareholders         (0.04)           (0.06)          (0.03)        --            (0.92)
                                                       --------          -------         -------       -------       -------

Net asset value, end of year                           $  10.06         $  10.59        $  10.84      $  11.47      $   8.43
                                                       ========          =======         =======       =======       =======
Market value, end of year                              $   8.82         $   8.76        $   8.19      $   8.38      $   6.13
                                                       ========          =======         =======       =======       =======
Total Investment Return (1)                                1.15%            7.67%          (1.86)%       36.73%       (36.35)%
                                                       ========          =======         =======       =======       =======
Ratios/Supplemental Data
Net assets, end of year (000 omitted)                  $126,640         $133,406        $136,562      $144,449      $106,183
Ratio of expenses to average net assets                    2.17%            2.17%           2.01%         2.23%         2.59% (2)
Ratio of net investment income (loss)
to average net assets                                      0.84%            0.36%           0.49%         0.36%        (0.06)%
Portfolio turnover                                           38%              33%             53%           36%           41%


1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

2) The ratio of expenses to average net assets excluding excise taxes was 2.29%.

Report of Independent Auditors, Ernst & Young LLP

To the Board of Directors and Shareholders of The Greater China Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Greater China Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

The financial highlights for each of the three years in the period ended December 31, 2000, were audited by other auditors whose report dated February 14, 2001, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Greater China Fund, Inc. at December 31, 2002, and the results of its operation, and for the year then ended the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

New York, New York
January 31, 2003

Supplemental Information (unaudited)


Board of Directors

The Fund is governed by a Board of Directors each of whom serves for a three year term, and may be re-elected to additional terms. The table below shows, for each Director, his name and age, the position held with the Fund, the length of time served as a Director of the Fund, the Director's principal occupations during the last five years, and other directorships held by such Director.

Directors

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                               POSITION(S)                                                      IN FUND
                               HELD WITH THE                                                    COMPLEX
                               FUND; LENGTH         PRINCIPAL OCCUPATION(S) AND OTHER           OVERSEEN
NAME, ADDRESS (AGE)            OF TIME SERVED       DIRECTORSHIPS HELD DURING PAST 5 YEARS      BY DIRECTOR
--------------------------     --------------       --------------------------------------      -----------
Edward Y. Baker (68)             Director           Consultant; Chairman, SSgA Canada                1
15 Artinger Court                since 1992         Advisory Committee; Trustee, Rogers
Toronto, Ontario                                    Sugar Income Fund; previously President,
Canada, M3BIJ                                       Chief Executive Officer, HOOPP
                                                    Investment Management Limited and
                                                    Chief Investment Officer, Hospitals of
                                                    Ontario Pension Fund.

Richard B. Bradley (65)          Chairman           Director of The Aberdeen New Dawn                1
Baring Asset Management          and Director       Investment Trust Limited; Director of
155 Bishopsgate                  since 1992         Sports Advisor, Plc; previously Group
London EC2M 3XY                                     Managing Director of Asia Equity
                                                    Holdings.

John A. Hawkins (60)             Director           Formerly an Executive with                       1
Bank of Bermuda                  since 1992         The Bank of Bermuda Ltd.;
(Guernsey) Ltd.                                     retired on June 30, 2001 after 25 years
Bermuda House                                       service with the Group as Executive
St Julian's Avenue                                  Vice President - Private Clients;
St Peter Port Guernsey                              Director of All Points Multi-Manager Plc;
GY1 3NF Channel Islands                             SR Global Fund Inc; MW Japan Fund Ltd.;
                                                    MW Nippon Fund Ltd.;
                                                    Liberty, Ermitage Seltz Fund Ltd.

Hugh G. Lynch (65)               Director           Trustee of The Simms Funds;                      1
434 Bogert Avenue                since 2000         previously Managing Director of
Ridgewood, N.J. 07450                               International Investments at General
                                                    Motors Asset Management.

Jonathan J.K. Taylor (59)        Director           Chairman and Managing Director of                1
Dragon Partners Ltd.             since 1992         Dragon Partners Limited; Director,
Moorhead James,                                     Schroder Japan Growth Fund Limited;
21 New Fetter Lane,                                 Director, Onyx Country Estates Limited;
London EC4A 1AW                                     previously Director of Baring Asset
                                                    Management Limited and Baring Asset
                                                    Management (Holdings) Limited;
                                                    Director, AVK Securities & Finance
                                                    Limited (Russia).

Tak Lung Tsim (56)               Director           Principal, T.L. Tsim & Associates                1
Century Square                   since 1992         Ltd.; Member of Li Po Chun United
1 D'Aguilar Street                                  World College of Hong Kong;
Suite 1001, 10th Floor                              Director of Playmates Interactive
Central, Hong Kong                                  Holdings Limited; Director of
                                                    New-Alliance Asset Management
                                                    (Asia) Ltd, Asian Technology Fund
                                                    and `97 Greater China Fund; Director
                                                    of Far Eastern Polychem Industries;
                                                    Director of China Medical Sciences Ltd.

Interested Directors

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                               POSITION(S)                                                      IN FUND
                               HELD WITH THE                                                    COMPLEX
                               FUND; LENGTH         PRINCIPAL OCCUPATION(S) AND OTHER           OVERSEEN
NAME, ADDRESS (AGE)            OF  TIME SERVED      DIRECTORSHIPS HELD DURING PAST 5 YEARS      BY DIRECTOR
--------------------------     --------------       --------------------------------------      -----------

John A. Bult (66)*               Director           Chairman of PaineWebber                          1
1285 Avenue of the Americas,     since 1992         International Inc.; Director of The
37th Floor,                                         Germany Fund, Inc.; The New
New York, N.Y. 10019                                Germany Fund, Inc.; The Central
                                                    European Equity Fund, Inc.; The
                                                    France Growth Fund, Inc.

Richard Graham (44)*             Director           Director and Head of Institutional               1
Baring Asset Management          since 1993         Marketing and Director Asset Allocation
155 Bishopsgate                                     Team Baring Asset Management;
London EC2M 3XY                                     Director of Care for Children; Member
                                                    of Executive Council China Britain
                                                    Business Council; previously head of
                                                    ING Barings Group in China and
                                                    Chairman of the British Chamber
                                                    of Commerce in Shanghai.


/_/ Directors considered by the Fund and its counsel to be "interested persons" (which as used in this annual report is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's Investment Manager. Mr. Graham is deemed to be an interested person due to his affiliation with the Fund's Investment Manager, Baring Asset Management
     (Asia) Ltd., 19/F Edinburgh Tower, 15 Queen's Road Central, Hong Kong, or affiliates thereof. Mr. Bult is deemed to be an interested person because of his affiliation with affiliates of UBS PaineWebber the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund's shares.

Officers

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                               POSITION(S)                                                      IN FUND
                               HELD WITH THE                                                    COMPLEX
                               FUND; LENGTH         PRINCIPAL OCCUPATION OR EMPLOYMENT AND      OVERSEEN
NAME, ADDRESS (AGE)            OF TIME SERVED       DIRECTORSHIPS IN PUBLICLY HELD COMPANIES    BY OFFICER
--------------------------     --------------       --------------------------------------      -----------
Ronald G.M. Watt (56)            President          Director of Institutional & Mutual Fund         7
Baring Asset Management          since 1998         Group of Baring Asset Management
155 Bishopsgate                                     Limited.
London EC2M 3XY

Sam Lau (33)                     Vice President     Director of Institutional Goup                  1
Baring Asset Management (Asia)   since 1999         of Baring Asset Management
Edinburgh Tower, 19th Floor                         (Asia) Limited.
15 Queens Road Central
Hong Kong

Paul H. Schubert (40)            Treasurer &        Executive Director and Head of the              1
UBS Global Asset                 Secretary          Mutual Fund Finance Department of
Management (US) Inc.             since 1999         UBS Global Asset Management (US) Inc.
51 West 52nd Street                                 Treasurer for investment companies for which
New York, NY 10019                                  UBS Global Asset Management (US) Inc.
                                                    serves as investment adviser/administrator.

Kevin J. Mahoney (37)            Vice President     Director and Senior Manager of the              1
UBS Global Asset                 since 2001         Mutual Fund Finance Department of
Management (US) Inc.                                UBS Global Asset Management (US) Inc.
51 West 52nd Street                                 Vice President and Assistant Treasurer
New York, NY 10019                                  for investment companies for which
                                                    UBS Global Asset Management (US) Inc.
                                                    serves as investment adviser/administrator.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless PFPC Inc. (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants valued at net asset value, or if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the Plan Agent, as agent for the participants, will buy shares of Common Stock on the open market.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the plan, you may also contact the transfer agent directly at 1-800-331-1710.